Vessel Sale	6 Months Ended
Jun. 30, 2013
Vessel Sale
9.	Vessel Sale

In January 2013, the Company completed the sale of the Aframax tanker, Nassau Spirit, for proceeds of $9.1 million. The vessel was classified as held for sale on the consolidated balance sheet as at December 31, 2012, when its net book value was written down to its sale proceeds net of cash outlays to complete the sale.